Exhibit 10.39

Execution Copy

GUARANTEE

GUARANTEE, dated as of October 31, 2007, made by David Fuselier, an individual residing at 30 Hearthstone Drive, Brookfield, CT 06804 (the “Guarantor”), in favor of the Purchasers signatories (the “Purchasers”) to that certain Purchase Agreement, dated as of the date hereof, between D. L. Claire Capital, Inc., a Delaware corporation with its principal business address at 60 East 42nd Street, Suite 3405, New York, New York 10165 (the “Company”) and the Purchasers.

W I T N E S S E T H:

Whereas, pursuant to that certain Purchase Agreement, dated as of the date hereof, by and between the Company and the Purchasers (the “Purchase Agreement”), the Company has agreed to sell and issue to the Purchasers, and the Purchasers have agreed to purchase from the Company the Company’s 12% Secured Promissory Notes, due May 1, 2008 (the “Note”), subject to the terms and conditions set forth therein;

Whereas, Guarantor is the owner of certain shares of Common Stock;

Whereas, Guarantor will directly benefit from the extension of credit to the Company represented by the issuance of the Note; and

NOW, THEREFORE, in consideration of the premises and to induce the Purchasers to enter into the Purchase Agreement and to carry out the transactions contemplated thereby, Guarantor hereby agrees with the Purchasers as follows:

1.             Definitions. Unless otherwise defined herein, terms defined in the Purchase Agreement and used herein shall have the meanings given to them in the Purchase Agreement. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section and Schedule references are to this Guarantee unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The following terms shall have the following meanings:

“Guarantee” means this Guarantee, as the same may be amended, supplemented or otherwise modified from time to time.

“Obligations” means the collective reference to all obligations and undertakings of the Company of whatever nature, monetary or otherwise, under the Note, the Purchase Agreement, the Security Agreement, or the Warrant, or any other future agreement or obligations undertaken by the Company to the Purchasers, together with all reasonable attorneys’ fees, disbursements and all other costs and expenses of collection incurred by Purchasers in enforcing any of such Obligations and/or this Guarantee.

2.              Guarantee.

(a)           Guarantee.

(i)
The Guarantor hereby, unconditionally and irrevocably, guarantees to the Purchasers and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(ii)
Anything herein or in any other Transaction Document to the contrary notwithstanding, the maximum liability of the Guarantor hereunder and under the other Transaction Documents shall in no event exceed the lesser of (i) the Common Stock owned by the Purchasers or (ii) the amount which can be guaranteed by such Guarantor under applicable federal and state laws, including laws relating to the insolvency of debtors, fraudulent conveyance or transfer or laws affecting the rights of creditors generally (after giving effect to the right of contribution established in Section 2(b)).

(iii)
The Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Purchasers hereunder.

(iv)
The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations and the obligations of the Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full.

(v)
No payment made by the Company, the Guarantor, any other guarantor or any other Person or received or collected by the Purchasers from the Company, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by the Guarantor in respect of the Obligations or any payment received or collected from the Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of the Guarantor hereunder until the Obligations are paid in full.

(vi)
Notwithstanding anything to the contrary in this Agreement, in seeking to enforce this Guarantee against the Guarantor, the recourse of the Purchasers shall be limited to the Common Stock owned by Guarantor at the time of enforcement. Purchasers shall not be entitled to seek any monetary or other types of damages from and against the Guarantor.

(b)           Amendments, Etc. With Respect to the Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Purchasers may be rescinded by the Purchasers and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Purchasers, and the Purchase Agreement and the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Purchasers may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Purchasers for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Purchasers shall have no obligation to protect, secure, perfect or insure any Lien at any time held by them as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

(c)           Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Purchasers upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Company and the Guarantor, on the one hand, and the Purchasers, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. The Guarantor waives to the extent permitted by law diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company with respect to the Obligations. The Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Purchase Agreement or any other Transaction Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Purchasers, (b) any defense, set-off or counterclaim (other than a defense of payment or performance or fraud or misconduct by Purchasers) which may at any time be available to or be asserted by the Company or any other Person against the Purchasers, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of the Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against the Guarantor, the Purchasers may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Company or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Purchasers to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company or any other Person or any such collateral security,  guarantee or right of offset, shall not relieve the Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Purchasers against the Guarantor. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings.

(d)           Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Purchasers upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

3.    Miscellaneous.

(a)           Amendments in Writing. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in writing by the majority in interest (based on the then-outstanding principal amount of the Note at the time of such determination) of the Purchasers.

(b)           Notices. All notices, requests and demands to or upon the Purchasers or the Guarantor hereunder shall be affected in the manner provided for in the Purchase Agreement; provided that any such notice, request or demand to or upon the Guarantor shall be addressed to the Guarantor at its notice address set forth herein.

(c)           No Waiver By Course Of Conduct; Cumulative Remedies. The Purchasers shall not by any act (except by a written instrument pursuant to Section 5(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Transaction Documents or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Purchasers, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Purchasers of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Purchasers would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

(d)           Successor and Assigns. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Purchasers and their respective successors and assigns; provided that the Guarantor may not assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Purchasers.

(e)           Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f)           Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(g)           Integration. This Guarantee and the other Transaction Documents represent the agreement of the Guarantor and the Purchasers with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Purchasers relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Transaction Documents.

(h)           Governing Law. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAWS.

(i)           Submission to Jurisdictional; Waiver. The Guarantor hereby irrevocably and unconditionally:

(i)
submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Transaction Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the Courts of the State of New York, located in New York County, New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(ii)
consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii)
agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor at its address referred to in the Purchase Agreement or at such other address of which the Purchasers shall have been notified pursuant thereto;

(iv)	agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v)
waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

(j)           Acknowledgements. The Guarantor hereby acknowledges that:

(i)	it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Transaction Documents to which it is a party;

(ii)
the Purchasers has no fiduciary relationship with or duty to the Guarantor arising out of or in connection with this Guarantee or any of the other Transaction Documents, and the relationship between the Guarantor, on the one hand, and the Purchasers, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(iii)	no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guarantor and the Purchasers.

(k)           Release of Guarantor. Subject to Section 2(e), the Guarantor will be released from all liability hereunder concurrently with the repayment in full of all amounts owed under the Purchase Agreement, the Note and the other Transaction Documents.

(l)           Waiver of Jury Trial. THE GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE PURCHASER, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

/s/David Fuselier
DAVID FUSELIER